               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 HMG WORLDWIDE CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                            HMG WORLDWIDE CORPORATION
                                475 Tenth Avenue
                            New York, New York 10018

                                   -----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 12, 1997
                                   -----------

To the Stockholders of
HMG WORLDWIDE CORPORATION

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of HMG WORLDWIDE CORPORATION, a Delaware corporation (the "Company"), will be held at the offices of the Company, 234 South Eight Street, Reading, Pennsylvania 19603 on Tuesday, August 12, 1997 at the hour of 2:00 p.m., for the following purposes:

     (1) To elect six Directors of the Company for the ensuing year.

     (2) To ratify the selection of Friedman Alpren & Green as the Company's independent auditors for the fiscal year ending December 31, 1997.

     (3) To transact such other business as may properly come before the Meeting.

     Only stockholders of record at the close of business on July 7, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                           HERBERT F. KOZLOV
                                           Secretary

New York, New York
July 8, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            HMG WORLDWIDE CORPORATION
                                475 Tenth Avenue
                            New York, New York 10018

                                   -----------
                                 PROXY STATEMENT
                                   -----------


     This Proxy Statement is being mailed on or about July 8, 1997 to all stockholders of record at the close of business on July 7, 1997 in connection with the solicitation by the Board of Directors of Proxies for the Annual Meeting of Stockholders (the "Meeting") to be held on August 12, 1997. Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specified instructions, will be voted for the named nominees to the Company's Board of Directors and in favor of each of the proposals indicated on such Proxy. The Board does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their discretion as they deem advisable.

     Any stockholder may revoke his or her Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above, Attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

     Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The total number of shares of the Company's Common Stock outstanding as of July 7, 1997 was 8,664,150. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on July 7, 1997 will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 4,332,075 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Assuming the presence of a quorum, a vote of a majority of the shares of Common Stock present and voting in person or by proxy at the Meeting is required to pass upon each of the matters presented.

     A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, 475 Tenth Avenue, New York, New York 10018 for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

                              ELECTION OF DIRECTORS

     Seven directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are elected and qualified.

INFORMATION CONCERNING NOMINEES

     The following table sets forth the positions and offices presently held with the Company by each nominee, his age, his tenure as a director and the number of shares of the Company's Common Stock beneficially owned as of July 7, 1997:


                                    Positions                                                               Number of
                                    Presently Held                                        Shares            Approximate
                                    with the                         Director             Beneficially      Percentage
Name                       Age      Company                          Since                Owned(1)          of Class (1)
----                       ---      --------------                   --------             ------------      ------------

Michael Wahl               59       Chairman of the Board and          1984              1,269,625(2)       13.7%
                                    Chief Executive Officer

Andrew Wahl                36       President and Director             1984                722,703(3)        7.9%

Robert V. Cuddihy, Jr.     37       Chief Operating Officer,           1987                356,308(4)        4.0%
                                    Chief Financial Officer
                                    and Director

L. Randy Riley             45       Executive Vice President           1993                340,083(5)        3.8%
                                    and Director

Herbert F. Kozlov          44       Secretary and Director             1988                202,976(6)        2.3%

Lawrence J. Twill, Sr.     59       Director                           1987                 91,150(7)        1.0%


---------

(1) Includes shares issuable pursuant to currently exercisable options and options which will be exercisable within 60 days of July 7, 1997. Except as otherwise indicated, the persons named herein have sole voting and dispositive power with respect to the shares beneficially owned.
(2) Includes 599,828 shares issuable upon exercise of options.
(3) Includes 516,750 shares issuable upon exercise of options.
(4) Includes 223,850 shares issuable upon exercise of options.
(5) Includes 223,850 shares issuable upon exercise of options.
(6) Includes 185,100 shares issuable upon exercise of options.
(7) Includes 80,400 shares issuable upon exercise of options.


     MICHAEL WAHL has been a director of the Company since its inception in May 1984 and the Company's Chairman and Chief Executive Officer, since October 1, 1993. Since 1984, Mr. Wahl has served as the Chairman of the Board of HMG Worldwide In-Store Marketing, Inc. ("HMG"). Since May 1986, Mr. Wahl has also served as the chief executive officer of HMG. Mr. Wahl served as HMG's President from 1975 to April 1986.

     ANDREW WAHL has been a director of the Company since its inception in May 1984 and the Company's President since October 1, 1993. From May 1984 to October 1993, Mr. Wahl served as the Company's chief executive officer. In December 1990, Mr. Wahl became the Secretary of the Company. From July 1987 to October 1993, Mr. Wahl also served as the Company's Chairman of the Board. Additionally, Mr. Wahl served as the Company's President from

May 1984 until December 1990. From September 1980 until May 1984, Mr. Wahl served as Vice President for HMG, where his primary responsibilities were in the areas of new business development and pension and profit-sharing management.

     ROBERT V. CUDDIHY, JR. has been the Company's chief financial officer and Secretary since July 1987 and a director since February 1988. In March 1989, Mr. Cuddihy also assumed the responsibilities of chief operating officer of the Company. In December 1990, Mr. Cuddihy became the Company's President and discontinued his function as its Secretary. On October 1, 1993, he relinquished his role as President. From July 1981 until July 1987, Mr. Cuddihy was with KPMG Peat Marwick, Certified Public Accountants, where he last served as a senior audit manager.

     L. RANDY RILEY has been a director of the Company since March 1994. Mr. Riley is, and for at least the past five years has been, employed by HMG in an executive capacity, most recently as President of HMG. He was previously employed by Ernest & Julio Gallo and by Colgate-Palmolive Company in senior marketing positions.

     HERBERT F. KOZLOV has been a director of the Company since February 1988. Since August 1989, Mr. Kozlov has also served as the chief executive officer of EVS. Mr. Kozlov is a member of Parker Duryee Rosoff & Haft, counsel to the Company. Mr. Kozlov has been a practicing attorney for more than the past ten years.

     LAWRENCE J. TWILL, SR. has been a director of the Company since July 1987. Since March 1991, Mr. Twill has been President of Ashwood Capital, a private merchant banking firm. From February 1990 to February 1991, he was a Managing Director of Peers & Co., which at the time was a subsidiary of Kemper Securities, Inc. From June 1988 to February 1990, Mr. Twill served as Executive Vice President, Investment Banking and a member of the Executive Committee of Bateman Eichler, Hill Richards, a subsidiary of Kemper Securities, Inc. From February 1986 to November 1988, Mr. Twill was Chairman of Woolcott & Co., Inc., an investment banking firm which served as the managing underwriter of the Company's 1987 secondary public offering. From February 1985 to January 1986, Mr. Twill was the Chairman and Chief Executive Officer of Lawrence Twill Associates, a financial consulting firm. From April 1984 to March 1985, Mr. Twill was the President and Chief Executive Officer of New York Airlines. Mr. Twill is also a member of the Board of Directors of United Waste Systems, Inc.

     Michael Wahl is the father of Andrew Wahl. There are no other family relationships among the Company's officers and directors.

     All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of stockholders and until their successors are chosen and qualified.

INFORMATION CONCERNING THE BOARD

     The Board of Directors held four meetings during the year ended December 31, 1996. All then incumbent directors attended at least 75% of such meetings.

     The Compensation and Stock Option Committee of the Board is responsible for oversight and administration of executive compensation and also reviews and implements appropriate action with respect to all matters pertaining to stock options granted under the Company's 1986, 1991, 1993 and 1994 stock option plans. The Committee is presently composed solely of Mr. Twill.

     The Audit Committee of the Board is charged with the review of the activities of the Company's independent auditors, including, but not limited to, fees, services and scope of audit. The Audit Committee is presently composed of Messrs. M. Wahl, Kozlov and Cuddihy. The Audit Committee did not hold formal meetings during the year ended December 31, 1996.

     The Retirement Committee of the Company Board administers the Company's Capital Accumulation Plan. Mr. Twill is presently the sole member of the Retirement Committee.

     The Company does not have a nominating committee charged with the search for, and recommendation to the Board of, potential nominees for Board positions.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that through December 31, 1996, its officers and directors and greater than 10% beneficial owners complied with all filing requirements, except that the Forms 5 required to be filed by each of the Company's directors with respect to the year ended December 31, 1996 were filed five business days after the filing deadline.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1994, the Company advanced $250,000 to Robert V. Cuddihy, Jr., an officer and Director. Such amount is due to be repaid in one installment due January 31, 1998. Unpaid amounts bear interest at a fluctuating rate equal to the six months U.S. Treasury bill rate. In 1995 and 1996, Mr. Cuddihy made prepayments of $66,422 and $4,906, respectively, plus accrued interest. At December 31, 1996, the unpaid balance of such advance was $178,072.

     In 1995, the Company advanced $100,000 to Andrew Wahl, an officer and Director. Such amount is due to be repaid in one installment due January 1, 1998. Unpaid amounts bear interest at a fluctuating rate equal to the six months U.S. Treasury bill rate. In 1995, Mr. Wahl made a prepayment of $25,000. At December 31, 1996, the unpaid balance of such advance was $75,000, and no interest was paid during 1996.

                             EXECUTIVE COMPENSATION

     Set forth below is the aggregate compensation for services rendered in all capacities to the Company during its fiscal years ended December 31, 1996, 1995 and 1994 by its chief executive officer and each of its executive officers whose compensation exceeded $100,000 during its fiscal year ended December 31, 1996:

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM COMPENSATION
                                                                           --------------------------------------------------------
                                   ANNUAL COMPENSATION                              AWARDS                         PAYOUTS
                          ----------------------------------------         -------------------------       ------------------------
                                                          OTHER                           NUMBER OF                        ALL
NAME AND                                                  ANNUAL           RESTRICTED     SECURITIES       LONG TERM       OTHER
PRINCIPAL                                                 COMPEN-          STOCK          UNDERLYING       INCENTIVE       COMPEN-
POSITION                  YEAR   SALARY       BONUS       SATION(1)        AWARDS         OPTIONS          PAYOUTS         SATION
---------                 ----   ------       -----       ---------        ----------     -----------      ---------       -------

Michael Wahl                1996   $250,000    $    -         -               -            140,000             -             -
  Chief Executive           1995   $250,000    $100,000       -               -               -                -             -
  Officer                   1994   $250,000    $100,000       -               -               -                -             -

Andrew Wahl                 1996   $250,000    $    -         -               -             140,000            -             -
  President                 1995   $190,000    $ 76,000       -               -               -                -             -
                            1994   $190,000    $125,000       -               -               -                -             -

Robert V. Cuddihy, Jr.      1996   $200,000    $    -         -               -              70,000            -             -
  Chief Operating and       1995   $150,000    $100,000       -               -               -                -             -
  Financial Officer         1994   $150,000    $125,000       -               -               -                -             -

L. Randy Riley              1996   $250,000    $ 70,000       -               -             129,450            -             -
  Executive Vice President  1995   $210,000    $    -         -               -               -                -             -
                            1964   $210,000    $ 70,000       -               -               -                -             -


-------
(1) Personal benefits provided to Messrs. Michael Wahl, Andrew Wahl, Cuddihy and Riley did not exceed the disclosure thresholds established under SEC rules and therefore are not included in this table.

     Set forth below is information with respect to options to purchase the Company's Common Stock granted in the year ended December 31, 1996 and prior years under the Company's 1986, 1991 1993 and 1994 Stock Option Plans.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                       ------------------------------------------------------------------
                       NUMBER OF         PERCENT OF
                       SECURITIES        TOTAL OPTIONS
                       UNDERLYING        GRANTED             EXERCISE
                       OPTIONS           TO EMPLOYEES        PRICE             EXPIRATION          GRANT DATE
NAME                   GRANTED (#)       IN FISCAL YEAR      ($/Sh)            DATE                PRESENT VALUE $
----                   -----------       --------------      ----------        ----------          --------------
Michael Wahl              140,000             23.3%            $1.25            12/12/06              $43,050
Andrew Wahl               140,000             23.3%            $1.25            12/12/06              $43,050
Robert V. Cuddihy, Jr.     70,000             11.7%            $1.25            12/12/06              $21,525
L. Randy Riley            129,450             21.6%            $1.25            12/12/06              $39,805


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                              NUMBER OF SECURITIES
                                              UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED
                NUMBER OF                     OPTIONS AT                        IN-THE-MONEY OPTIONS
                SHARES                        DECEMBER 31, 1996                 AT DECEMBER 31, 1996
                ACQUIRED                      ----------------------            -----------------------
                ON               VALUE                          UNEXER-                         UNEXER-
NAME            EXERCISE         REALIZED     EXERCISABLE       CISABLE         EXERCISABLE     CISABLE
----            --------         --------     -----------       -------         -----------     -------
Michael Wahl     184,572         $272,430        599,828                         $    -

Andrew Wahl                                      516,750                         $21,199

Robert V.
  Cuddihy, Jr.                                   223,850                         $14,981

L. Randy Riley                                   223,850                         $    -



EMPLOYMENT AGREEMENTS

     Effective October 1, 1993, Michael Wahl became the Company's Chairman of the Board and chief executive officer pursuant to a five year employment contract ("Wahl Employment Agreement") at a base salary of no less than $250,000 per year. He is also entitled to receive such bonuses as may be awarded to him from time to time by the Board in its sole discretion.

     Upon termination of the Wahl Employment Agreement by the Company for any reason other than for cause, the Company will be obligated to continue to make salary payments to Mr. Wahl, or to his estate in the event of his death, for a period of up to two years after such termination. The Wahl Employment Agreement also precludes Mr. Wahl from competing with the Company for a period of two years following termination of employment.

     With the exception of Michael Wahl, none of the executive officers of the Company is employed by the Company pursuant to an employment agreement.

COMPENSATION OF DIRECTORS

     The Company's policy is to reimburse directors for travel and out-of-pocket expenses incurred, if any, to attend its directors' meetings. See "Compensation Committee Interlocks and Insider Participation".

DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     Although the Company has a Compensation Committee, the Board as a whole rather than the Compensation Committee has set compensation for its executive officers for each of the past three years. Four of such directors received cash compensation as executive officers of the Company.

     Effective October 1, 1993, Michael Wahl, who had previously been the chief executive officer of HMG, became Chairman of the Board and Chief Executive Officer of the Company pursuant to an employment agreement (the "Wahl

Employment Agreement"). In negotiating the Wahl Employment Agreement, the Board of Directors determined that Mr. Wahl should receive a base salary equal to that which he received under a five year employment agreement entered into in 1990 with HMG under the former owners. In order to induce Mr. Wahl to enter into such prior employment agreement, HMG had agreed to pay Mr. Wahl the additional sum of $1.0 million, of which $750,000 had been paid, with the balance payable to Mr. Wahl in two installments of $125,000 each due in 1994 and 1995, respectively. The Wahl Employment Agreement superseded Mr. Wahl's prior employment agreement with HMG and released HMG from its obligation to pay Mr. Wahl these two remaining $125,000 installments and provided for no new inducement payments. The Board of Directors granted Mr. Wahl options to acquire the Company's Common Stock in lieu of any such payments (the "Wahl Options").

     Compensation levels afforded to Andrew Wahl, Robert V. Cuddihy, Jr., L. Randy Riley and to the Company's other executive officers are based in substantial part upon a comparative evaluation by the Company's Board of Directors of each such person's functional responsibility and performance in that particular segment of the Company's operations for which each is responsible and, where discernable, the profitability of that segment.

     During 1996, the Board approved the payment of bonuses and the grant of stock options, to a number of employees, including executive officers. These bonuses and grant of options were approved after considering the significant transactions initiated and consummated by the executive officers on behalf of the Company during the past year. The Board noted that the Company's executive officers accomplishments included (i) renovated and expanded the Company's 140,000 square foot manufacturing facility in Reading, (ii) closed the first of two New Jersey manufacturing facilities in May 1996 and moved its operations to Reading, (iii) restructured the Company's New York and Chicago offices and closed the Company's satellite sales office in Detroit Michigan, (iv) entered into a one year lease agreement in September 1996 for a second facility in Reading, with an option to extend the lease for an additional 5 years or to exercise an option to purchase such facility for $1.2 million which is comprised of 72,500 square feet of manufacturing and warehousing space on approximately 5 acres of property, (v) renovated and upgraded the Company's plastic injection molding division in Reading, including the purchase of additional injection molding equipment, in October and November 1996, (vi) consummated the Credit Agreement in November 1996 with a financial institution whereby the Company obtained a secured $11 million line revolving line of credit and term loan facility, (vii) extended the Company's $32.2 million supply contract with Foster Grant from seven to ten years expiring December 2005, continued the requirement of Foster Grant to purchase a minimum of 70% of its annual in-store merchandising display purchases from the Company and modified the minimum annual dollar purchases required in any one given year to be no less than $2.5 million per year, (viii) centralized a portion of the Company's purchasing operations in New York, New Jersey, Pennsylvania and Illinois to better utilize and leverage the Company's new consolidated plant operating capacity in Reading, (ix) closed the second New Jersey manufacturing facility in December 1996 and moved its operations to Reading, (x) closed, as of December 31, 1996, its European operations, HMGBV, and (xi) expanded its client base during 1996 to include new clients.

March 1, 1997

       Michael Wahl, Chairman             Herbert F. Kozlov
       Andrew Wahl                        Robert V. Cuddihy, Jr.
       L. Randy Riley                     Lawrence J. Twill, Sr.

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock (based on the market price of the Company's Common Stock) with the cumulative total return of U.S. companies on The Nasdaq Stock Market and non-financial companies on The Nasdaq Stock Market.


                               [PERFORMANCE GRAPH]

                          1/1/92       12/31/92         12/31/93       12/31/94        12/31/95          12/31/96
                          ----------------------------------------------------------------------------------------
HMG Worldwide              $100           $ 31            $346            $120            $106             $ 40

Nasdaq US                  $100           $116            $134            $131            $185             $227

Nasdaq Non-Financial       $100           $109            $126            $121            $169             $206


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Each member of the Board of Directors participated in the determination of the level of compensation of the Company's executive officers. Five of such directors are officers of the Company, i.e., Michael Wahl - Chief Executive Officer, Andrew Wahl - President, Robert V. Cuddihy, Jr. - Chief Operating Officer and Chief Financial Officer, L. Randy Riley - Executive Vice President, and Herbert F. Kozlov - Secretary.

     Herbert F. Kozlov, a director of the Company, is a member of Parker Duryee Rosoff & Haft, counsel to HMG. Fees paid to such firm by the Company for the year ended December 31, 1996 were approximately $200,000.

     Lawrence J. Twill, Sr., a director of the Company, is President of Ashwood Capital. Such firm, from time to time, also serves as an investment banking advisor to the Company.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of July 7, 1997, the number and percentage of shares of Common Stock held by all persons who, to the knowledge of the Company, are the beneficial owners of, or who otherwise exercise voting or dispositive control over, more than five (5%) percent of the Company's outstanding Common Stock within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the holdings of all officers and Directors of the Company as a group:

NAME AND ADDRESS OF                                NUMBER OF                   APPROXIMATE
BENEFICIAL HOLDER                                  SHARES(1)                   PERCENTAGE OF CLASS
-------------------                                ---------                   --------------------
Michael Wahl                                       1,269,625(2)                     13.7%
475 Tenth Avenue
New York, New York 10018

Andrew Wahl                                          722,703(3)                      7.9%
475 Tenth Avenue
New York, New York 10018

Gilmour 1994 Jersey Trust                            972,222(4)(5)                  11.3%
7 Bond Street
St. Helier
Jersey, Channel Island

State of Wisconsin Investment Board                  740,000                         8.6%
P. O. Box 7842
Madison, Wisconsin 53707

Great Court Analysis LLC                             640,000                         7.4%
5150 Overland Avenue
Culver City, CA 90230

All executive officers                             2,982,845(6)                     28.5%
and directors as a group
(7 persons)


---------

(1) Includes shares issuable pursuant to currently exercisable options and options which will be exercisable within 60 days of July 7, 1997. Except as otherwise indicated, the persons named herein have sole voting and dispositive power with respect to the shares beneficially owned.
(2) Includes 599,828 shares issuable upon exercise of options.
(3) Includes 516,750 shares issuable upon exercise of options.
(4) The trustee of the Gilmour 1994 Jersey Trust (the "Trust") is Hill Samuel (Channel Islands) Trust Company Limited. The directors of the trustee have indirect shared voting and dispositive powers with respect to such shares.
(5) Does not include 35,000 shares beneficially owned by David Harrison Gilmour, a primary beneficiary of the Trust, and 100,002 shares beneficially owned by Mr. Gilmour's spouse.
(6) Includes 1,829,778 shares issuable upon exercise of options owned by such executive officers and directors.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Friedman Alpren & Green to audit the accounts of the Company for the fiscal year ending December 31, 1997. Such firm, which has served as the Company's independent auditor since 1989 has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

     Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of Friedman Alpren & Green as the Company's independent auditors.

     A representative of Friedman Alpren & Green is expected to attend the meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's 1997 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received by the Company's offices in New York, New York by April 7, 1998 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                                                                      APPENDIX 1
                           HMG WORLDWIDE CORPORATION
                                475 TENTH AVENUE
                            NEW YORK, NEW YORK 10018

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints ROBERT V. CUDDIHY, JR. and HERBERT F. KOZLOV as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of HMG Worldwide Corporation ('HMG') held of record by the undersigned on July 7, 1997 at the Annual Meeting of Stockholders to be held on Tuesday, August 12, 1997, or any adjournment thereof.

   1. Election of Directors:
   [ ] FOR all nominees listed below (except as marked to the    [ ] WITHHOLD AUTHORITY to vote for all nominees listed
       contrary below)                                               below

    (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

Robert V. Cuddihy, Jr. Herbert F. Kozlov  L. Randy Riley  Lawrence J. Twill, Sr.
                         Andrew Wahl    Michael Wahl

    2. To ratify the selection of Friedman Alpren & Green as HMG's independent auditors for the fiscal year ending December 31, 1997:

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                            Dated ________________________, 1997

                                            ____________________________________
                                                         Signature

                                            ____________________________________
                                                 Signature if held jointly

                                            Please sign exactly as name appears
                                            below. When shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by the President or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THE PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.